Cost of revenue	12 Months Ended
Dec. 31, 2022
Cost of revenue
Cost of revenue
24.	Cost of revenue

Cost of revenue for the years ended December 31 was as follows:

	2020	2021	2022
Transaction costs	14,777	15,892	14,119
Platform and marketing services related expenses	—	114	1,035
Guarantees issued related expenses	247	380	725
Interest expense	288	505	454
Other expenses	1,182	1,131	1,032
Total cost of revenue	16,494	18,022	17,365